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                                                                    Exhibit 99.2

CERTIFICATION PURSUANT TO
-------------------------

                 TITLE 18, UNITED STATES CODE, SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Park National Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Kozak, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code,
        Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
        (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ John W. Kozak
                                                ------------------------------
                                                John W. Kozak
                                                Chief Financial Officer
                                                August 12, 2002